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                                                                      EXHIBIT 21



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                                                                                      Jurisdiction of
                 Name                               Type of Entity                      Organization
                 ----                               --------------                      ------------
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Equistar Mont Belvieu Corporation                    Corporation                          Delaware
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Equistar Polypropylene, LLC                   Limited Liability Company                   Delaware
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Equistar Funding Corporation                         Corporation                          Delaware
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Equistar Chemicals de Mexico, Inc.                   Corporation                          Delaware
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PD Glycol                                        Limited Partnership                       Texas
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Equistar Funding, LLC                         Limited Liability Company                   Delaware
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Equistar Transportation Company, LLC          Limited Liability Company                   Delaware
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Quantum Pipeline Company                             Corporation                          Illinois
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Lyondell-Equistar Holdings Partners              General Partnership                      Delaware
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EC Plastics Unlimited Liability Company      Unlimited Liability Company                Nova Scotia
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Equistar Bayport, LLC                         Limited Liability Company                   Delaware
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